[LETTERHEAD OF WELLS FARGO HOME MORTGAGE]

                             WELLS FARGO BANK, N.A.

   2006 CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


1. Wells Fargo Bank, N.A. (the "Servicer") is responsible for assessing its compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB as set forth in Exhibit A hereto in connection with the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage division, other than the servicing of such loans for Freddie Mac, Fannie Mae, Ginnie Mae, state and local government bond programs, or a Federal Home Loan Bank (the servicing "Platform");

2. The Servicer has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the year ended December 31, 2006, and the Servicer has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto, with the exception of those Vendors that have provided their own report on assessment of compliance with servicing criteria, which reports are attached hereto as Exhibit D;

3. Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria identified as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to its Platform;

5.       The  Servicer  has  complied,  in  all  material  respects,   with  the
         applicable servicing criteria as of and for the year ended December 31, 2006, except as described on Exhibit B hereto;

6. The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2006;

7. The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria for the year ended December 31, 2006; and

8. KPMG LLP, a registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2006, which attestation report is included on Exhibit C attached hereto.

March 1, 2007
                                               WELLS FARGO BANK, N.A.

                                               By: /s/ Mary C. Coffin
                                                   --------------------------
                                                   Mary C. Coffin
                                                   Executive Vice President


                                    EXHIBIT A
                                       TO
                            WELLS FARGO BANK, N.A.'S
                    2006 CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


----------------------------------------------------------------------------------- ----------------------------- -----------------
                                SERVICING CRITERIA                                      APPLICABLE SERVICING        INAPPLICABLE
                                                                                              CRITERIA               SERVICING
                                                                                                                      CRITERIA
----------------------------------------------------------------------------------- ----------------------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
    REFERENCE                                 CRITERIA                              PERFORMED BY   PERFORMED BY
                                                                                      SERVICER       VENDOR(S)
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                                  GENERAL SERVICING CONSIDERATIONS
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any                  X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(1)(ii)     If any material servicing  activities are outsourced to third
                   X parties,  policies and procedures are instituted to monitor the  third  party's  performance  and  compliance  with  such servicing activities.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Any requirements in the transaction  agreements to maintain a
X 1122(d)(1)(iii) back-up servicer for the mortgage loans are maintained.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect           X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                                 CASH COLLECTION AND ADMINISTRATION
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate    X(1)           X(2)
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Disbursements  made via wire transfer on behalf of an obligor
X 1122(d)(2)(ii) or to an investor are made only by authorized personnel.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Advances of funds or guarantees regarding collections, cash X flows  or  distributions,  and any  interest  or  other  fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii) specified in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   The  related  accounts  for  the  transaction,  such  as cash reserve  X  accounts  or  accounts  established  as a form of overcollateralization,  are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv) transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Each custodial account is maintained at a federally insured X depository  institution  as  set  forth  in  the  transaction
                   agreements.  For  purposes  of  this  criterion,   "federally
                   insured  depository  institution"  with  respect to a foreign financial  institution means a foreign financial  institution that  meets  the  requirements  of  Rule  13k-1(b)(1)  of the
                   Securities
1122(d)(2)(v) Exchange Act.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Unissued checks are safeguarded so as to prevent unauthorized    X(3)           X(4)
1122(d)(2)(vi) access.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------




----------------------------------------------------------------------------------- ----------------------------- -----------------
                                SERVICING CRITERIA                                      APPLICABLE SERVICING        INAPPLICABLE
                                                                                              CRITERIA               SERVICING
                                                                                                                      CRITERIA
----------------------------------------------------------------------------------- ----------------------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
    REFERENCE                                 CRITERIA                              PERFORMED BY   PERFORMED BY
                                                                                      SERVICER       VENDOR(S)
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all                X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                                 INVESTOR REMITTANCES AND REPORTING
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the             X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                   agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Amounts due to investors are allocated and remitted in                 X
                   accordance with timeframes, distribution priority and other
1122(d)(3)(ii) terms set forth in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Disbursements made to an investor are posted within two                X
                   business days to the Servicer's investor records, or such
1122(d)(3)(iii) other number of days specified in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree           X
                   with cancelled checks, or other form of payment, or custodial bank statements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                                      POOL ASSET ADMINISTRATION
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as              X
                   required by the transaction agreements or related mortgage loan documents.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                 X
                   required by the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Any additions, removals or substitutions to the asset pool are         X
                   made, reviewed and approved in accordance with any conditions
1122(d)(4)(iii) or requirements in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Payments on mortgage loans, including any payoffs, made in       X(5)           X(6)
                   accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                   specified in the transaction agreements, and allocated to
                   principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv) accordance with the related mortgage loan documents.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   The  Servicer's  records  regarding the mortgage  loans agree with X the  Servicer's  records  with respect to an obligor's unpaid
1122(d)(4)(v) principal balance.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Changes with respect to the terms or status of an obligor's X mortgage loans (e.g.,  loan  modifications  or re-agings) are made,  reviewed  and  approved  by  authorized  personnel  in accordance with the transaction agreements and related pool
1122(d)(4)(vi) asset documents.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
----------------------------------------------------------------------------------- ----------------------------- -----------------
                                SERVICING CRITERIA                                      APPLICABLE SERVICING        INAPPLICABLE
                                                                                              CRITERIA               SERVICING
                                                                                                                      CRITERIA
----------------------------------------------------------------------------------- ----------------------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
    REFERENCE                                 CRITERIA                              PERFORMED BY   PERFORMED BY
                                                                                      SERVICER       VENDOR(S)
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,
                   X   modifications   and   deeds   in  lieu  of   foreclosure,
                   foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance  with the timeframes or other requirements established by the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Records documenting collection efforts are maintained during           X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii) or unemployment).
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Adjustments to interest rates or rates of return for mortgage          X
                   loans with variable rates are computed based on the related
1122(d)(4)(ix) mortgage loan documents.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Regarding any funds held in trust for an obligor (such as              X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days
1122(d)(4)(x) specified in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Payments made on behalf of an obligor (such as tax or            X(7)           X(8)
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
1122(d)(4)(xi) transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Any late payment  penalties in connection with any payment to
                   X be  made  on  behalf  of  an  obligor  are  paid  from  the
                   Servicer's  funds and not charged to the obligor,  unless the late payment
1122(d)(4)(xii) was due to the obligor's error or omission.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Disbursements  made on behalf of an obligor are posted within
                   X(9)  X(10)  two  business  days  to  the  obligor's  records maintained  by the  servicer,  or such  other  number of days specified in the
1122(d)(4)(xiii) transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Delinquencies, charge-offs and uncollectible accounts are              X
                   recognized and recorded in accordance with the transaction
1122(d)(4)(xiv) agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------
                   Any external enhancement or other support, identified in Item
                   X 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv) maintained as set forth in the transaction agreements.
------------------ ---------------------------------------------------------------- -------------- -------------- -----------------


                                    EXHIBIT B
                                       TO
                            WELLS FARGO BANK, N.A.'S
   2006 CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Wells Fargo Bank, N.A. ("Wells Fargo") acknowledges the following material instances of non-compliance with the applicable servicing criteria:

1. 1122(d)(3)(i) - Delinquency Reporting - For certain loans sub-serviced by Wells Fargo or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo determined that it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.

2. 1122(d)(4)(vii) - Notification of Intent to Foreclose - Wells Fargo determined that, as required by certain servicing agreements, it did not provide investors with prior notification of intent to foreclose. While investors received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an investor opts out in writing.

                                    EXHIBIT C
                                       TO
                            WELLS FARGO BANK, N.A.'S
   2006 CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


             Report of Independent Registered Public Accounting Firm

                              [LETTERHEAD OF KPMG]



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Wells Fargo Bank, N.A.:

We have examined Wells Fargo Bank, N.A.'s (the Company) compliance with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for its primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage division, other than the servicing of such loans for Freddie Mac, Fannie Mae, Ginnie Mae, state and local government bond programs, or a Federal Home Loan Bank (the Platform), except for servicing criteria 1122(d)(1)(iii) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2006. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

Our examination disclosed the following instances of material noncompliance with certain servicing criteria applicable to the Company during the year ended December 31, 2006:

     1. 1122(d)(3)(i) - Delinquency Reporting - The Company provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided.

     2. 1122(d)(4)(vii) - Notification of Intent to Foreclose - The Company, as required by certain servicing agreements, did not provide investors with prior notification of intent to foreclose.

As described in the accompanying 2006 Certification Regarding Compliance with Applicable Servicing Criteria, for servicing criteria 1122(d)(2)(i), 1122(d)(2)(vi), 1122(d)(4)(iv), 1122(d)(4)(xi), and 1122(d)(4)(xiii), the
Company has engaged various vendors to perform the activities required by these servicing criteria. The Company has determined that these vendors are not considered "servicers" as defined in Item 1101(j) of Regulation AB, and the Company has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation
17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), with the exception of those vendors who have provided their own reports on assessment of compliance with servicing criteria to the Company, for which the Company does not take such responsibility. As permitted by Interpretation 17.06, the Company has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria as described in its assertion, and we performed no procedures with respect to the Company's eligibility to apply Interpretation 17.06.

In our opinion, except for the instances of material noncompliance described above, the Company complied, in all material respects, with the aforementioned servicing criteria as of and for the year ended December 31, 2006.


/s/ KPMG LLP

Des Moines, Iowa
March 1, 2007

                                    EXHIBIT D
                                       TO
                            WELLS FARGO BANK, N.A.'S
   2006 CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


      Vendors' Reports on Assessment of Compliance With Servicing Criteria

                             [LETTERHEAD OF REGULUS]


    REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB SERVICING CRITERIA


       1. Pursuant to Subpart 229.1100 - Asset Backed Securities, 17 C.F.R. ss.ss.229.1100- 229.1123 ("Regulation AB"), Regulus Group LLC, for itself and its wholly-owned subsidiaries (individually and collectively "Regulus"), is responsible for assessing its compliance with the servicing criteria applicable to the remittance processing services it provides to customers who are issuers or servicers of asset backed securities transactions and who have requested confirmation of Regulus' compliance in connection with loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the "Platform"). Remittance processing is a service whereby check payments that are remitted by mail to a post office box are collected, processed through a highly automated data capture system, and prepared for deposit to a bank account held by the beneficiary of the payment.

       2. The servicing criteria set forth in Item 1122(d) of Regulation AB were used in Regulus' assessment of compliance. Regulus has concluded that the servicing criteria set forth in Items 1122(d)(2)(i) and 1122(d)(4)(iv) of Regulation AB are applicable to the servicing activities it performs with respect to the Platform (such criteria the "Applicable Servicing Criteria"). Regulus has concluded that the remainder of the servicing criteria set forth in Item 1122(d) of Regulation AB are inapplicable to the activities it performs with respect the Platform because Regulus does not participate in the servicing activities referenced by such servicing criteria.

       3. As of and for the year ending December 31, 2006, Regulus has complied in all material respects with the Applicable Servicing Criteria set forth in Item 1122(d) of Regulation AB.

       4. KPMG LLP, a registered public accounting firm, has issued an attestation report on Regulus' assessment of compliance with the Applicable Servicing Criteria as of and for the year ending December 31, 2006. A copy of that attestation report is attached hereto as Exhibit A.



       /s/ Kimberlee Clark
       Kimberlee Clark
       Chief Financial Officer

       February 22, 2007

                            [LETTERHEAD OF KPMG LLP]



             Report of Independent Registered Public Accounting Firm


The Board of Members
Regulus Group LLC:

We have examined management's assessment for those customers that management has informed us have requested confirmation of compliance, included in the accompanying Report on Assessment of Compliance with Regulation AB Servicing Criteria, that Regulus Group LLC complied with the servicing criteria set forth in Item 1122(d)(2)(i) and 1122(d)(4)(iv) of the Securities and Exchange Commission's Regulation AB for remittance processing services to those issuers of asset backed securities and servicers of loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the Platform) as of and for the year ended December 31, 2006. Regulus Group LLC has determined that the remainder of the servicing criteria are not applicable to the activities it performs with respect to the Platform as of and for the year ended December 31, 2006. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assessment about the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assessment that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 is fairly stated, in all material respects.


/s/ KPMG LLP

Philadelphia, PA
February 22, 2007

                           [LETTERHEAD OF ZC STERLING]





         REPORT ON ASSESSMENT OF COMPLIANCE WITH SECURITIES AND EXCHANGE
                  COMMISSION'S REGULATION AB SERVICING CRITERIA

For the calendar year ending December 31, 2006, or portion thereof (the "Period"), ZC Sterling Insurance Agency, Inc. ("ZCSIA") has been a subcontractor for Servicers identified in Appendix A.

The undersigned are Senior Vice Presidents of ZCSIA, have sufficient authority to make the statements contained in this Assertion and are responsible for assessing compliance with the servicing criteria applicable to ZCSIA. ZCSIA has used the servicing criteria communicated to ZCSIA by the Servicer to assess compliance with the applicable servicing criteria. Accordingly, servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii), and
1122 (d) 4(xiii) are applicable to the activities performed by ZCSIA with respect to the Platforms covered by this report. The remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB are not applicable to the activities performed by ZCSIA with respect to the Platform covered by this report. As a subcontractor for Servicer, ZCSIA has determined that it complied in all material respects with the servicing criteria listed below. ZCSIA engaged Ernst & Young, LLP ("E&Y"), a registered public accounting firm, to review ZCSIA's assessment, and E&Y has issued an attestation report on ZCSIA's assessment of compliance with the applicable servicing criteria for the Period.

1. ZCSIA maintained a fidelity bond and errors & omissions policy in effect on ZCSIA throughout the reporting period in the amount of coverage required by the transaction agreements between the Servicer and ZCSIA (1122(d)((1)(iv)).

2. To the extent that ZCSIA prints checks for Servicer or otherwise has Servicer's checks or check stock, unissued checks are safeguarded so as to prevent unauthorized access (1122(d)(2)(vi)). [AS OF DECEMBER 31, 2006, THIS PROVISION WILL APPLY ONLY FOR THE FOLLOWING SERVICERS: ABN Amro Mortgage Group, Inc, Option One Mortgage Corporation, Sun Trust Mortgage, Inc., HomEq Servicing Corporation, Wachovia Insurance Corporation, Wells Fargo Home Mortgage.

3. Payments made on behalf of Servicer's obligor for insurance premiums are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xi)).

4. Any late payment penalties in connection with any payment for insurance to be made on behalf of Servicer's obligor are paid from the Servicer's funds or ZCSIA's funds and not charged to Servicer's obligor, unless the late payment was due to the obligor's error or omission (1122(d)(4)(xii)).

5. File(s) provided to Servicer from which Servicer may make disbursements made on behalf of Servicer's obligor are provided to Servicer on an accurate and timely basis and the information thereon is subject to such controls as are specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xiii)).


Sincerely,
ZC STERLING INSURANCE AGENCY, INC.

By:      /s/ Arthur J. Castner
    --------------------------------
         Arthur J. Castner

Title:   Senior Vice President - Hazard Operations

Date:    February 20, 2007

By:      /s/ James P. Novak
   ---------------------------------
         James P. Novak

Title:   Senior Vice President & General Counsel

Date:    February 20, 2007

APPENDIX A
The following is a list of Clients serviced on the ZC Sterling Integrated Product Solution (ZIPS) Platform:


1.  ABN Amro Mortgage Group,  Inc.
2.  Dovenmuehle  Mortgage,  Inc.
3.  HomEq Servicing Corporation
4.  Option One Mortgage Corporation
5.  People's Choice Home Loan, Inc.
6.  Sun Trust Mortgage, Inc.
7. Wachovia Insurance Agency (and its affiliates, including Wachovia Mortgage Corporation)
8.  Wells Fargo Home Mortgage

                        [LETTERHEAD OF ERNST & YOUNG LLP]



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have examined management's assertion, included in the accompanying Report on Assessment of Compliance with Securities and Exchange Commission's Regulation AB Servicing Criteria, that ZC Sterling Insurance Agency, Inc. (the Company) complied with certain servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB for the ZC Sterling
Integrated Product Solution (ZIPS) hazard insurance outsourcing Platform (Platform) as of and for the year ended December 31, 2006. The Company has determined that only certain servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d) 4(xi), 1122 (d) 4(xii), and 1122 (d) 4(xiii) are applicable to the activities performed by them with respect to the Platform covered by this report. The Company has determined that the remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's Regulation AB are not applicable to the activities performed by them with respect to the Platform covered by this report. See Appendix A of management's assertion for the Platform covered by this report. Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on management's assertion about the Company's compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that compromise the platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the Platform. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

In our opinion, management's assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2006 for the ZIPS Platform is fairly stated, in all material respects.



/s/ Ernst & Young LLP

February 20, 2007





(1) A portion of this servicing criteria is performed by a vendor, as set forth in footnote 2 below.

(2) A lockbox vendor receives payments, creates transaction files, deposits checks, reconciles files to deposits and transmits the transaction files to Wells Fargo. See Exhibit D.

(3) A portion of this servicing criteria is performed by vendors, as set forth in footnote 4 below.

(4) Insurance vendors prepare and safeguard checks on behalf of Wells Fargo. As to one such vendor, see Exhibit D.

(5) A portion of this servicing criteria is performed by a vendor, as set forth in footnote 6 below.

(6) A lockbox vendor receives payments, creates transaction files, deposits checks, reconciles files to deposits and transmits the transaction files to Wells Fargo. See Exhibit D.

(7) A portion of this servicing criteria is performed by vendors, as set forth in footnote 8 below.

(8) Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees. As to one such vendor, see Exhibit D.

(9) A portion of this servicing criteria is performed by one or more vendors, as set forth in footnote 10 below. (10) Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees.

As to one such vendor, see Exhibit D.